UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  February 9, 2010

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants’ telephone number	IRS Employer Identification Number
1-8841 2-27612	FPL GROUP, INC. FLORIDA POWER & LIGHT COMPANY 700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000	59-2449419 59-0247775

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01  Other Events

On February 9, 2010, Florida Power & Light Company (FPL) sold $500 million principal amount of First Mortgage Bonds, 5.69% Series due March 1, 2040 (Bonds).  The Bonds were registered under the Securities Act of 1933 pursuant to Registration Statement Nos. 333-160987, 333-160987-01, 333-160987-02, 333-160987-03, 333-160987-04, 333-160987-05, 333-160987-06, 333-160987-07 and 333-160987-08.  This Current Report on Form 8-K is being filed to report as exhibits certain documents executed in connection with the sale of the Bonds.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed pursuant to Item 8.01 herein.

Exhibit Number	Description	FPL Group	FPL

4	One Hundred Fifteenth Supplemental Indenture dated as of February 1, 2010 between FPL and Deutsche Bank Trust Company Americas, Trustee	x	x
5(a)	Opinion and Consent, dated February 9, 2010, of Squire, Sanders & Dempsey L.L.P., counsel to FPL, with respect to the Bonds	x	x
5(b)	Opinion and Consent, dated February 9, 2010, of Morgan, Lewis & Bockius LLP, counsel to FPL, with respect to the Bonds	x	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

FPL GROUP, INC.
FLORIDA POWER & LIGHT COMPANY
(Registrants)

Date:  February 9, 2010

K. MICHAEL DAVIS
K. Michael Davis
Controller and Chief Accounting Officer of FPL Group, Inc.
Vice President, Accounting and Chief Accounting Officer of
Florida Power & Light Company
(Principal Accounting Officer of the Registrants)